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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2002


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF APRIL 1, 2002, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-3)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                  333-82832                33-0727357
           --------                  ---------                ----------
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

         3 Ada
         Irvine, California                                      92618
         ------------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
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                                       -2-




Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

         On April 26, 2002, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2002-3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2002 (the "Agreement"), among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee").

         On June 27, 2002 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement, (i) with an aggregate principal balance equal to approximately $222,372,709 with funds on deposit in the pre-funding account (the "Group I Pre-Funding Account") and (ii) with an aggregate principal balance equal to approximately $91,198,092 with funds on deposit in the pre-funding account (the "Group II Pre-Funding Account") both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated June 27, 2002, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Subsequent Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 5.  Other Events
         ------------


Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first lien adjustable-rate and fixed- rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate principal balance of approximately $705,155,291 as of April 1, 2002, (ii) the Mortgage Pool, which consisted of Group II Mortgage Loans having an aggregate principal balance of approximately $306,333,908 as of April 1, 2002, (iii) the Group I Pre-Funding Account, which contained approximately $222,372,709 and (iv) the Group II Pre-Funding Account, which contained approximately $91,198,092.

         As more fully described above, on June 27, 2002, the Depositor purchased the Mortgage Loans with the funds on deposit in the Pre-Funding Account.



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                                       -3-

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut-off Date.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



                  Exhibit No.                            Description
                  -----------                            -----------

                  4.2 Subsequent Transfer Instrument, dated as June 27, 2002, respectively between Option One Mortgage
                                            Acceptance Corporation as seller and
                                            Wells Fargo Bank Minnesota, National
                                            Association, as trustee.

                  99.1 Characteristics of the Mortgage Pool relating to Option One Mortgage Loan Trust 2002-3, Asset- Backed
                                            Certificates, Series 2002-3.

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                                       -4-


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: June 27, 2002

                                               OPTION ONE MORTGAGE ACCEPTANCE
                                               CORPORATION


                                               By:   /s/ David S. Wells
                                                     -----------------------
                                               Name:     David S. Wells
                                               Title:    Assistant Secretary

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                                       -5-

                                Index to Exhibits
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
                                                                                               Sequentially
       Exhibit No.                              Description                                    Numbered Page
       -----------                              -----------                                    -------------
           4.2            Subsequent Transfer Instruments, dated as June
                          27, 2002, respectively between Option One
                          Mortgage Acceptance Corporation as seller and
                          Wells Fargo Bank Minnesota, National
                          Association, as trustee.

           99.1 Characteristics of the Mortgage Pool relating to Option One Mortgage Acceptance Corporation,
                          Asset-Backed Certificates, Series 2002-3